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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 18, 2003


                         MANHATTAN PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-27282                   36-3898269
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


     787 Seventh Avenue, 48th Floor
          New York, New York                                       10019
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 554-4525




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         The Registrant's press release dated September 18, 2003, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is incorporated by reference herein.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits

                 99.1  Company's press release dated September 18, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MANHATTAN PHARMACEUTICALS, INC.


Date:  September 23, 2003                By:  /s/ Nicholas J. Rossettos
                                            ------------------------------------
                                            Nicholas J. Rossettos
                                            Chief Operating Officer and Chief
                                            Financial Officer




                                       2
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                                  EXHIBIT INDEX

         99.1 Registrant's Press Release dated September 18, 2003.